UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   August 6, 2010

CHINA TELETECH LIMITED
(Exact name of registrant as specified in Charter)

British Columbia	000-53372	27-1011540
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Room A, 20/F,
International Trade Residential and Commercial Building
Nanhu Road, Shenzhen, China
 (Address of Principal Executive Offices)

(86) 755-82204422
 (Issuer Telephone number)

 (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2010, Henry Guori Li resigned from the board of directors (the “Board”) of China Teletech Limited (the “Company” and all of the officer positions he held in the Company, and Dong Liu was appointed as the President, Chief Executive Officer and Chairman of the Board and Yuan Zhao was appointed as the Chief Financial Officer, Secretary and a director of the Company. Following the ten (10) day time period of the filing and the mailing of an Information Statement complying with Rule 14F-1 under the Exchange Act of 1934, Mr. Li’s resignation as a director and Dong Liu and Yuan Zhao’s appointment as directors of the Company will become effective.

Set forth below is a brief description of our new officers’ business experience and an indication of directorship he has held in other companies, if any, subject to the reporting requirements under the federal securities laws.

Name	Age	Position
Dong Liu	38	President, Chief Executive Officer and Chairman of the Board of Directors
Yuan Zhao	28	Chief Financial Officer, Secretary and Director

Mr. Dong Liu, Age 38, President, Chief Executive Officer and Chairman of the Board of Directors

Mr. Liu is the President, Chief Executive Officer and Chairman of the Company.  He is also the Chairman of Shenzhen Rongxin Investment Company Limited, a company that invests in communications equipment, computer and network technology development.  Mr. Liu had previously worked for a Chinese state-owned enterprise, Jinxin Industy Development Company Limited, in Hainan Province and Shenzhen City for 11 years and participated in the government’s involvement in business development with several industries.

Mr. Yuan Zhao, Age 28, Chief Financial Officer, Secretary and Director

Mr. Zhao is the Chief Financial Officer, Secretary and Director of the Company.  In 2007, Mr. Zhao served as a business consultant for a Singaporean investment company, Huantong Singapore Co. Ltd., which engages in the trading of telecommunication equipments.  He studied business administration at the Asia Pacific Management Institute in Singapore from 2005 to 2007. He also had 4 years’ experience in the hotel management industry in Canada.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Employment Agreements

We have not entered into employment agreements with any of our employees, officers and directors.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA TELETECH LIMITED

Date: August 11, 2010	By:	/s/ Dong Liu
Dong Liu President, Chief Executive Officer and Chairman of the Board of Directors

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